Filed Pursuant to Rule 497(a)
File No. 333-228463
Rule 482 AD

OFS Credit Company, Inc.
6.875% Series A Term Preferred Stock Due 2024
Final Pricing Term Sheet
March 20, 2019

The following sets forth the final terms of the 6.875% Series A Term Preferred Stock (the “Shares”) and should only be read together with the preliminary prospectus dated March 15, 2019, relating to the Shares (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. Dollars.

Issuer:	OFS Credit Company, Inc. (the “Company”)

Title of the Securities:	6.875% Series A Term Preferred Stock

Initial Number of Shares Being Offered:	800,000

Over-Allotment Option:	Up to an additional 120,000 Shares within 30 days

Underwriting Discount:	$0.78125 per Share; $625,000 total (assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	$24.21875 per Share; $19,375,000 (assuming the over-allotment option is not exercised)

Public Offering Price:	$25.00 per Share

Liquidation Preference:	$25.00 per Share

Principal at Time of Payment:	100% of the aggregate Liquidation Preference; payable on the term redemption date

Dividend Rate:	6.875% per annum

Day Count:	30/360

Original Issue Date:	March 25, 2019

Term Redemption Date	March 31, 2024

Date Dividends Start Accruing:	March 25, 2019

Dividend Payment Date:	Monthly, when, as and if declared, or under authority granted, by the Company’s Board of Directors out of funds legally available for such payment

Dividend Periods:	The first period for which dividends on the Series A Term Preferred Stock will commence on March 25, 2019 and will end March 31, 2019.

Regular Record Dates for Dividend:
Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series A Term Preferred Stock as their names appear on our registration books at the close of business on the applicable record date, which will be a date designated by the board of directors that is not more than twenty (20) nor less than seven (7) calendar days prior to the applicable Dividend Payment Date.

Optional Redemption:
At any time on or after March 31, 2021, the Company may, in its sole option, redeem the outstanding Shares in whole or, from time to time, in part, out of funds legally available for such redemption, at the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such Shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

Repayment at Option of Holders:	U.S. Dollars

Listing:	The Shares have been approved for listing on the Nasdaq Capital Market, subject to notice of issuance, under the trading symbol “OCCIP.”

CUSIP / ISIN:	67111Q 206/ US67111Q2066

Joint Book-running Managers:	Ladenburg Thalmann, BB&T Capital Markets, Incapital, National Securities Corporation

Co-Manager:	Newbridge Securities Corporation

This pricing term sheet, the Preliminary Prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Shares referred to in this pricing term sheet, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

The offering may be made only by means of a prospectus copies of which may be obtained from Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172 or: 1-800-573-2541 or: prospectus@ladenburg.com.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus, dated March 15, 2019, which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about the Company and should be read carefully before investing.